Exhibit 99.1

--------------------------------------------------------------------------------
CASE NAME:        INFORMATION MANAGEMENT ASSOCIATES, INC.
--------------------------------------------------------------------------------
CASE NUMBER:      00-33268                                      ACCRUAL BASIS
--------------------------------------------------------------------------------
JUDGE:            Lorraine Murphy Weil
--------------------------------------------------------------------------------



                         UNITED STATES BANKRUPTCY COURT

                             DISTRICT OF CONNECTICUT

                               NEW HAVEN DIVISION

                            MONTHLY OPERATING REP0RT

                            MONTH ENDING - JULY, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY), IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                      General Counsel and
/s/ Michael P. McGroarty                              Chief Operating Officer
-------------------------------------------------     --------------------------
         ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

Michael P. McGroarty                                  09/05/01
-------------------------------------------------     --------------------------
            PRINTED NAME OF RESPONSIBLE PARTY                  DATE



PREPARER:

                                                      Senior Vice President -
/s/ Sheldon A. Paul                                   Finance and Administration
-------------------------------------------------     --------------------------
             ORIGINAL SIGNATURE OF PREPARER                    TITLE

/s/ Sheldon A. Paul                                   09/05/01
-------------------------------------------------     --------------------------
                PRINTED NAME OF PREPARER                       DATE

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268



          COMPARATIVE BALANCE SHEET
                                                            Schedule
                                                             Amount
                                                             ------
          ASSETS                                          July 24, 2000      May 31, 2001        June 30, 2001      July 31, 2001
                                                          -------------      ------------        -------------      -------------
      1 UNRESTRICTED CASH                               $         745,751   $      2,566,171    $      2,155,795   $      1,722,871
      2 RESTRICTED CASH                                           414,160            210,890             211,663            211,663
                                                        -----------------   ----------------    ----------------   ----------------
      3   TOTAL CASH                                            1,159,911          2,777,061           2,367,458          1,934,534
      4 ACCOUNTS RECEIVABLE(NET)                                  659,117            469,887             640,581            443,396
      5 INVENTORY                                                  44,647             19,310              19,310             19,310
      6 NOTES RECEIVABLE                                              -                  -                   -                  -
      7 PREPAID EXPENSES                                          362,117            231,383             212,736            308,157
      8 OTHER                                                   9,645,433          9,535,815           9,568,865          9,685,832
                                                        -----------------   ----------------    ----------------   ----------------
      9   TOTAL CURRENT ASSETS                                 11,871,224         13,033,456          12,808,950         12,391,229
                                                        -----------------   ----------------    ----------------   ----------------
     10 PROPERTY, PLANT & EQUIPMENT                            10,084,459          5,774,055           5,776,287          5,392,982
     11 LESS: ACCUMULATED DEPRECIATION                         (8,463,070)        (4,958,015)         (5,012,223)        (4,906,550)
                                                        -----------------   ----------------    ----------------   ----------------
     12   NET PROPERTY, PLANT & EQUIPMENT                       1,621,389            816,040             764,064            486,432
     13 DUE FROM INSIDERS
     14 OTHER ASSETS-NET OF AMORTIZATION                        2,520,898          2,316,991           2,312,346          2,309,700
     15 OTHER                                                     182,666             34,508              34,508             24,051
                                                        -----------------   ----------------    ----------------   ----------------
     16   TOTAL ASSETS                                  $      16,196,176   $     16,200,995    $     15,919,868   $     15,211,412
                                                        =================   ================    ================   ================

        LIABILITIES & STOCKHOLDERS' EQUITY
        POSTPETITION LIABILITIES
     17 ACCOUNTS PAYABLE                                $             -     $        156,766    $        178,066   $        285,167
     18 TAXES PAYABLE                                              (7,448)            19,664              22,377              7,011
     19 NOTES PAYABLE                                                 -                  -                   -                  -
     20 PROFESSIONAL FEES                                             -                  -                   -                  -
     21 SECURED DEBT                                                  -                  -                   -                  -
        DEFERRED REVENUES                                       3,440,007          3,148,836           3,006,065          2,570,895
     22 OTHER                                                         -              401,388             370,233            337,127
                                                        -----------------   ----------------    ----------------   ----------------
     23   TOTAL POST PETITION LIABILITIES                       3,432,559          3,726,654           3,576,741          3,200,200
                                                        -----------------   ----------------    ----------------   ----------------
        PREPETITION LIABILITIES
     24 SECURED DEBT                                              133,261             47,507              41,838             25,755
        TAXES PAYABLE                                             313,353            260,195             271,185            271,185
     25 PRIORITY DEBT                                                 -                  -                   -                  -
     26 UNSECURED DEBT                                          3,470,818          3,444,462           3,446,694          3,446,694
     27 OTHER                                                     945,205            388,590             388,590            388,590
                                                        -----------------   ----------------    ----------------   ----------------
     28   TOTAL PREPETITION LIABILITIES                         4,862,637          4,140,754           4,148,307          4,132,224
                                                        -----------------   ----------------    ----------------   ----------------
     29   TOTAL LIABILITIES                                     8,295,196          7,867,408           7,725,048          7,332,424
                                                        -----------------   ----------------    ----------------   ----------------
        EQUITY
     30 PREPETITION OWNER'S EQUITY                              7,900,980          7,900,980           7,900,980          7,900,980
     31 POSTPETITION CUMULATIVE PROFIT                                -              817,326             759,205            364,544
        FOREIGN EXCHANGE RATE TRANSLATION ADJUSTMENT                                (384,719)           (465,365)          (386,536)
     32 DIRECT CHARGES TO EQUITY                                      -                  -                   -                  -
                                                        -----------------   ----------------    ----------------   ----------------
     33   TOTAL EQUITY                                          7,900,980          8,333,587           8,194,820          7,878,988
                                                        -----------------   ----------------    ----------------   ----------------
     34   TOTAL LIABILITIES & OWNERS EQUITY             $      16,196,176   $     16,200,995    $     15,919,868   $     15,211,412
                                                        =================   ================    ================   ================

NAME:   INFORMATION MANAGEMENT ASSOCIATES, INC.
        CASE NUMBER :00-33268



        SCHEDULES FOR COMPARATIVE BALANCE SHEET

                                                            Schedule
                                                             Amount
                                                             ------              Month              Month              Month
                                                          July 24, 2000       May 31, 2001       June 30, 2001     July 31, 2001
                                                          -------------       ------------       -------------     -------------
#8      OTHER ASSETS
        ------------
        DUE FROM SUBSIDIARY-FRANCE                      $        (340,671)  $       (206,852)   $       (203,694)  $      (210,010)
        DUE FROM SUBSIDIARY-AUSTRALIA                             374,203            431,330             328,486           333,148
        DUE FROM SUBSIDIARY-UNITED KINGDOM                      9,249,494          8,924,828           9,061,251         9,168,405
        DUE FROM SUBSIDIARY-GERMANY                               362,407            386,509             382,822           394,289
                                                        --------------------------------------------------------------------------
                                                        $       9,645,433   $      9,535,815    $      9,568,865   $     9,685,832
                                                        ==========================================================================
#14     OTHER ASSETS-NET OF AMORTIZATION
        --------------------------------
        GOODWILL                                        $         168,322   $        141,865    $        139,220   $       136,574
        PURCHASED RESEARCH & DEVELOPMENT                          308,937                -                   -                 -
        DEPOSITS                                                   81,576            213,063             211,063           211,063
        INVESTMENT IN IMA, UK LTD.                                233,000            233,000             233,000           233,000
        INVESTMENT IN MITSUCON TECNOLOGIA SA                    1,729,063          1,729,063           1,729,063         1,729,063
                                                        --------------------------------------------------------------------------
                                                        $       2,520,898   $      2,316,991    $      2,312,346   $     2,309,700
                                                        ==========================================================================
#15     OTHER-ASSETS
        ------------
        NOTE RECEIVABLE-MITSUCON TECHNOLOGIA SA         $         182,666   $         34,508    $         34,508   $        24,051
                                                        ==========================================================================

        PREPETITION TAXES PAYABLE
        -------------------------
        GENERAL INCOME TAX RESERVE                      $         167,188   $        117,770    $        128,737   $       128,737
        GENERAL SALES TAX RESERVE                                 146,165            142,425             142,448           142,448
                                                        --------------------------------------------------------------------------
                                                        $         313,353   $        260,195    $        271,185   $       271,185
                                                        ==========================================================================

#22     POST PETITION - OTHER LIABILITIES
        ---------------------------------
        ACCRUED COMPENSATION                            $             -     $        231,815    $        210,267   $       171,567
        ACCRUED RENT                                                  -               37,991              37,098            11,758
        ACCRUED EXPENSES                                              -              131,582             122,868           153,802
                                                        --------------------------------------------------------------------------
                                                        $             -     $        401,388    $        370,233   $       337,127
                                                        ==========================================================================
#27     PRE PETITION - OTHER LIABILITIES
        --------------------------------
        ACCRUED  COMPENSATION                           $         383,852                -                   -                 -
        ACCRUED EXPENSES                                          172,748                -                   -                 -
        ACCRUED RENT                                              251,590            251,590             251,590           251,590
        ACCRUED INTEREST                                          137,015            137,000             137,000           137,000
                                                        --------------------------------------------------------------------------
                                                        $         945,205   $        388,590    $        388,590   $       388,590
                                                        ==========================================================================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER: 00-33268




           INCOME STATEMENT                                    7 Days Ending        Month            Month              Month
                                                               July 31, 2000     May 31, 2001     June 30, 2001     July 31, 2001
                                                               -------------     ------------     -------------     -------------
       1 GROSS REVENUES                                       $        265,729  $       747,400  $        622,248  $        632,407
         ROYALTY REVENUE FROM FOREIGN SUBSIDIARIES                                        9,304            78,621               -
       2 LESS:RETURNS AND ALLOWANCES                                       -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
       3   NET REVENUE                                                 265,729          756,704           700,869           632,407
                                                              ----------------  ---------------  ----------------  ----------------
         COST OF GOODS SOLD:
       4 MATERIAL                                                          -                -                 -                 -
       5 DIRECT LABOR                                                      -                -                 -                 -
       6 DIRECT OVERHEAD- 3RD PARTY COSTS                                4,760              -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
       7 TOTAL COST OF GOODS SOLD                                        4,760              -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
       8 GROSS PROFIT                                                  260,969          756,704           700,869           632,407
                                                              ----------------  ---------------  ----------------  ----------------
         OPERATING EXPENSES:
       9 OFFICER/INSIDER COMPENSATION                                      -            147,342           162,411           166,177
      10 SELLING AND MARKETING                                          44,058           76,337             3,344            25,968
      11 GENERAL AND ADMINISTRATIVE                                     37,251          470,131           513,294           535,587
      12 RENT AND LEASE                                                    -                -                 -                 -
      13 OTHER                                                             -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      14 TOTAL OPERATING EXPENSE                                        81,309          693,810           679,049           727,732
                                                              ----------------  ---------------  ----------------  ----------------
      15 INCOME (LOSS) BEFORE NON-OPERATING INCOME AND EXPENSE         179,660           62,894            21,820           (95,325)
                                                              ----------------  ---------------  ----------------  ----------------
         OTHER INCOME AND (EXPENSE):
      16 NON OPERATING INCOME - INTEREST/OTHER                             -              8,059             6,121             5,215
      17 NON OPERATING EXPENSE                                             -                -                 -                 -
      18 INTEREST EXPENSE                                                  -               (421)             (352)           (1,497)
      19 DEPRECIATION EXPENSE                                              -            (44,266)          (42,366)          (42,366)
      20 AMORTIZATION                                                      -            (14,487)          (14,487)          (14,487)
      21 OTHER (See Note 1)                                                -                -                 -            (229,663)
                                                              ----------------  ---------------  ----------------  ----------------
      22 NET OTHER INCOME AND (EXPENSE)                                179,660          (51,115)          (51,084)         (282,798)
         REORGANIZATION EXPENSE:
      23 PROFESSIONAL FEES                                                 -             13,253            14,862             5,000
      24 US TRUSTEE FEES                                                   -              2,500             2,500             2,500
      25 OTHER                                                             -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      26 TOTAL REORGANIZATION EXPENSE                                      -             15,753            17,362             7,500
                                                              ----------------  ---------------  ----------------  ----------------
      27 INCOME TAX                                                        -                -                 -                 -
                                                              ----------------  ---------------  ----------------  ----------------
      28 INTERNATIONAL WITHHOLDING TAX                                                    3,813            11,496             9,037
                                                                                ---------------  ----------------  ----------------
      29 NET PROFIT                                           $        179,660  $        (7,787) $        (58,122) $       (394,660)
                                                              ================  ===============  ================  ================


         Note 1-Other expense substantially consists of the abandonment of leasehold improvements and sale of furniture and fixtures associated with the court approved rejection of real estate leases in Chicago, IL and Atlanta, GA.

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268



         CASH RECEIPTS AND DISBURSEMENTS                7 Days Ending           Month             Month                Month
                                                        July 31, 2000       May 31, 2001       June 30, 2001       July 31, 2001
                                                        -------------       ------------       -------------       -------------
       1 CASH-BEGINNING OF MONTH                      $       1,159,911    $     2,585,500    $      2,777,061    $      2,367,459
                                                      -----------------    ---------------    ----------------    ----------------
         RECEIPTS FROM OPERATIONS
       2 CASH SALES                                                 -                  -                   -                   -
         COLLECTION OF ACCOUNTS RECEIVABLE
       3 PREPETITION                                            207,021                -
       4 POST PETITION                                              -            1,006,248             341,568             439,361
                                                      -----------------    ---------------    ----------------    ----------------
       5 TOTAL OPERATING RECEIPTS                               207,021          1,006,248             341,568             439,361
                                                      -----------------    ---------------    ----------------    ----------------
         NON-OPERATING RECEIPTS
       6 LOANS AND ADVANCES                                         -
       7 SALE OF ASSETS                                             -                  -                   -                   -
       8 OTHER                                                   19,679             20,244              20,617              15,285
                                                      -----------------    ---------------    ----------------    ----------------
       9 TOTAL NON OPERATING RECEIPTS                            19,679             20,244              20,617              15,285
                                                      -----------------    ---------------    ----------------    ----------------
      10 TOTAL RECEIPTS                                         226,700          1,026,492             362,185             454,646
                                                      -----------------    ---------------    ----------------    ----------------
      11 TOTAL CASH AVAILABLE                                 1,386,611          3,611,992           3,139,246           2,822,105
                                                      -----------------    ---------------    ----------------    ----------------
         OPERATING DISBURSEMENTS
      12 NET PAYROLL                                              5,097            321,969             324,189             347,145
      13 PAYROLL TAXES PAID                                         -              178,382             179,711             184,014
      14 SALES, USE & OTHER TAXES PAID                              -                3,694               4,143              34,156
      15 SECURED/RENTAL/LEASES                                      -               55,960              49,333              55,833
      16 UTILITIES                                                  -               18,076              13,435              18,251
      17 INSURANCE                                                5,064             62,430              60,005             115,563
      18 INVENTORY PURCHASES                                     (7,448)               -                   -                   -
      19 VEHICLE EXPENSES                                           -                  -                   -                   -
      20 TRAVEL                                                     -               81,962              80,299              48,715
      21 ENTERTAINMENT                                              -                  -                   -                   -
      22 REPAIRS AND MAINTENANCE                                    -                2,484               3,758               3,319
      23 SUPPLIES                                                   -                  -                   -                   -
      24 ADVERTISING                                                -               10,720               4,340               4,340
      25 OTHER                                                    2,078             61,501              52,574              68,735
                                                      -----------------    ---------------    ----------------    ----------------
      26 TOTAL OPERATING DISBURSEMENTS                            4,791            797,178             771,787             880,071
                                                      -----------------    ---------------    ----------------    ----------------
         TOTAL REORGANIZATION EXPENSE
      27 PROFESSIONAL FEES                                          -               37,753                 -                   -
      28 US TRUSTEE FEES                                            -                  -                   -                 7,500
      29 OTHER                                                      -                  -                   -                   -
                                                      -----------------    ---------------    ----------------    ----------------
      30 TOTAL REORGANIZATION EXPENSE                               -               37,753                 -                 7,500
                                                      -----------------    ---------------    ----------------    ----------------
      31 TOTAL DISBURSEMENTS                                      4,791            834,931             771,787             887,571
                                                      -----------------    ---------------    ----------------    ----------------
      32 NET CASH FLOW                                          221,909            191,561            (409,602)           (432,925)
                                                      -----------------    ---------------    ----------------    ----------------
      33 CASH - END OF MONTH                          $       1,381,820    $     2,777,061    $      2,367,459    $      1,934,534
                                                      =================    ===============    ================    ================

NAME:    INFORMATION MANAGEMENT ASSOCIATES, INC.
         CASE NUMBER :00-33268



         ACCOUNTS RECEIVABLE AGING:                                 Month                 Month                  Month
                                                                 May 31, 2001          June 30, 2001          July 31, 2001
                                               -------------------------------------------------------------------------------------
       1 0-30 DAYS                                            $          350,864      $         548,290      $         241,920
       2 31-60 DAYS                                                       67,999                104,707                262,445
       3 61-90 DAYS                                                       42,255                 45,980                    762
       4 91+ DAYS                                                        200,209                114,670                102,889
                                                              ------------------      -----------------      -----------------
       5 TOTAL ACCOUNTS RECEIVABLE                                       661,327                813,647                608,016
         OTHER ACCOUNTS RECEIVABLE                                         6,034                  5,106                  5,096
       6 AMOUNT CONSIDERED UNCOLLECTIBLE                                (197,474)              (178,172)              (169,716)
                                                              ------------------      -----------------      -----------------
       7 ACCOUNTS RECEIVABLE(NET)                             $          469,887      $         640,581      $         443,396
                                                              ==================      =================      =================




         AGING OF POST PETITION TAXES AND PAYABLES:

         TAXES PAYABLE:                 0-30 DAYS      31-60 DAYS             61-90 DAYS             91+ DAYS            TOTAL
                                        ---------      ----------             ----------             --------            -----
       1 FEDERAL                        $     -      $              -   $                  -      $          -       $          -
       2 STATE                                -                     -                      -                 -                  -
       3 LOCAL                                -                     -                      -                 -                  -
       4 OTHER                                -                     -                      -                 -                  -
                                        ---------    -----------------  ---------------------     --------------     --------------
       5 TOTAL TAXES PAYABLE            $     -      $              -   $                  -      $          -       $          -
                                        =========    =================  =====================     ==============     ==============

                                                                                                                          TOTAL
                                                                                                                          -----
       6 ACCOUNTS PAYABLE:              $ 206,511    $          37,639  $              12,173     $       28,844     $      285,167
                                        =========    =================  =====================     ==============     ==============



         STATUS OF POSTPETITION TAXES:

                                                        BEGIN TAX                                                      ENDING TAX
         FEDERAL                                        LIABILITY        AMOUNT W/H OR ACCRUED      AMOUNT PAID        LIABILITY
         -------                                    --------------------------------------------------------------------------------
       1 WITHHOLDING                                 $            -     $               99,742    $        99,742    $          -
       2 FICA EMPLOYEE                                            -     $               30,536    $        30,536               -
       3 FICA EMPLOYER                                            -     $               30,536    $        30,536               -
       4 UNEMPLOYMENT                                             -     $                   32    $            32               -
       5 INCOME                                                   -     $                  -      $           -                 -
       6 OTHER                                                    -     $                  -      $           -                 -
                                                     ----------------   ----------------------    ---------------    --------------
       7 TOTAL FEDERAL TAXES                                      -     $              160,846    $       160,846               -
                                                     ----------------   ----------------------    ---------------    --------------

         STATE AND LOCAL
       8 WITHHOLDING                                              -                     22,311             22,311               -
       9 SALES                                                 22,377                      -               15,366             7,011
      10 EXCISE                                                   -                        -                  -                 -
      11 UNEMPLOYMENT                                             -                        133                133               -
      12 REAL PROPERTY                                            -                        -                  -                 -
      13 PERSONAL PROPERTY                                        -                     18,790             18,790               -
      14 OTHER                                                    -                        724                724               -
                                                     ----------------   ----------------------    ---------------    --------------
      15 TOTAL STATE AND LOCAL                                 22,377                   41,958             57,324             7,011
                                                     ----------------   ----------------------    ---------------    --------------
      16 TOTAL TAXES                                 $         22,377   $              202,804    $       218,170    $        7,011
                                                     ================   ======================    ===============    ==============

NAME:      INFORMATION MANAGEMENT ASSOCIATES, INC.
           CASE NUMBER: 00-33268



          BANK RECONCILIATIONS:                      MONTH:       July-01

                                                  ACCOUNT #1     ACCOUNT #2       ACCOUNT #3    ACCOUNT #4     ACCOUNT #5
                                                  ----------     ----------       ----------    ----------     ----------

A         BANK                                   PEOPLES BANK   PEOPLES BANK     PEOPLES BANK  PEOPLES BANK   PEOPLES BANK
B         ACCOUNT NUMBER:                        048-7035708    064-7002287      048-7040507   064-7002279    048-7040515
                                                 IMA            IMA              IMA DIP       IMA            IMA DIP
C         PURPOSE(TYPE)                          CUSTODIAL      OPERATING        OPERATING     PAYROLL        PAYROLL
                                                 ACCOUNT        ACCOUNT # 1      ACCOUNT #2    ACCOUNT #1     ACCOUNT #2
---------------------------------------------------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT            $         -    $       9,066    $  1,746,132  $       -      $         -
         2 ADD:TOTAL DEPOSITS NOT CREDITED                 -              -               -            -                -
         3 SUBTRACT:OUTSTANDING CHECKS                     -           (1,262)        (21,793)     (11,398)             -
         4 OTHER RECONCILING ITEMS                         -              -               -            -                -
                                                                -------------    ------------  ------------   ------------
         5 MONTH END BALANCE PER BOOKS           $         -    $       7,804    $  1,724,339  $   (11,398)   $         -
                                                                =============    ============  ============   ============
           DIFFERENCE                                                     -               -             -               -
         6 NUMBER OF LAST WRITTEN CHECK                             032661          034401         035702         035888



                                                  ACCOUNT #6     ACCOUNT #7
                                                  ----------     ----------

A          BANK                                   PEOPLES BANK   ALEX BROWN
B          ACCOUNT NUMBER:                        048-7040523    24836526 *
                                                                 IMA
C          PURPOSE(TYPE)                          IMA DIP TAX    RESTRICTED
                                                  ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------
         1 BALANCE PER BANK STATEMENT              $      2,126   $     211,663
         2 ADD:TOTAL DEPOSITS NOT CREDITED                  -               -
         3 SUBTRACT:OUTSTANDING CHECKS                      -               -
         4 OTHER RECONCILING ITEMS                          -               -
                                                   ------------   -------------
         5 MONTH END BALANCE PER BOOKS             $      2,126   $     211,663
                                                   ============   =============
           DIFFERENCE                                       -               -
         6 NUMBER OF LAST WRITTEN CHECK                1035            N/A





           INVESTMENT ACCOUNTS:                         DATE OF            TYPE OF          PURCHASE        CURRENT
           BANK ACCOUNT NAME & NUMBER                   PURCHASE          INVESTMENT         PRICE           VALUE
                                                     -----------------------------------------------------------------
         7       None                                                                      $       -      $         -
         8       None                                                                              -                -
         9       None                                                                              -                -
        10       None                                                                              -                -
                                                                                           -----------    ------------
        11 TOTAL INVESTMENT                                                                $       -      $         -
                                                                                           ===========    ============





           CASH:

        12 CURRENCY ON HAND                                 None
        13 TOTAL CASH - END OF MONTH                  $    1,934,534
                                                      ==============

NAME:     INFORMATION MANAGEMENT ASSOCIATES, INC.
          CASE NUMBER: 00-33268




          PAYMENTS TO INSIDERS AND PROFESSIONALS:                MONTH:         July-01

                                                              INSIDERS
          -----------------------------------------------------------------------------------------------------------------------
                                                                                           COMPENSATION
                                                              -------------------------------------------------------------------

                                                                                                        ADVISORY
          NAME                           TRAVEL REIMBURSEMENTS          PAYROLL         COMMISSIONS      FEES         EXECUTORY
                                        -----------------------------------------------------------------------------------------
        1 PAUL SCHMIDT                  $                    -       $       -          $      -        $      -       $      -
        2 TOM HILL                                           -               -                 -               -              -
        3 DAVID CALLARD                                      -               -                 -               -              -
        4 DON MILLER                                         -               -                 -            10,000            -
        5 PAUL FREDERICK                                   2,436          26,979               -               -              -
        6 MIKE MCGROARTY                                     332          25,834               -               -              -
        7 SHELDON PAUL                                       543          17,813               -               -              -
        8 KEN BOIN                                            82          15,482               -               -              -
        9 ROGER BEARD                                      1,296          17,833             1,476             -              -
       10 ROB CHASE                                          -            18,850               -               -              -
       11 MARIO FERREIRA                                   2,755          12,500            11,966             -              -
       12 JIM ANDERSON                                       -               -                 -               -              -
                                        ------------------------     -----------        ----------      ----------     ----------
       13 TOTAL PAYMENT TO INSIDERS     $                  7,444     $   135,291        $   13,442      $   10,000     $      -
                                        ========================     ===========        ==========      ==========     ==========



                                    INSIDERS
      ---------------------------------------------------------------------
                                                   COMPENSATION
                                        -----------------------------------
                                                               TOTAL PAID
                                           TOTAL PAID              TO
      NAME                                 THIS MONTH             DATE
                                        -----------------------------------

         1 PAUL SCHMIDT                 $         -            $     7,000
         2 TOM HILL                               -            $     3,000
         3 DAVID CALLARD                          -            $     5,500
         4 DON MILLER                          10,000          $    93,000
         5 PAUL FREDERICK                      29,415          $   332,247
         6 MIKE MCGROARTY                      26,166          $   295,972
         7 SHELDON PAUL                        18,356          $   194,078
         8 KEN BOIN                            15,564          $   156,026
         9 ROGER BEARD                         20,605          $   185,785
        10 ROB CHASE                           18,850          $   229,679
        11 MARIO FERREIRA                      27,221          $   353,643
        12 JIM ANDERSON                           -            $    65,166
                                        -------------          -----------
        13 TOTAL PAYMENT TO INSIDERS    $     166,177          $ 1,921,096
                                        =============          ===========




                                                            PROFESSIONALS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            TOTAL
      NAME                                           DATE OF COURT       AMOUNT                         TOTAL PAID TO     INCURRED &
                                                  AUTHORIZING PAYMENT   APPROVED        AMOUNT PAID         DATE            UNPAID
        1 DelConte, Hyde, Annello & Schuch            05/29/2001      $   15,000     $        3,750     $      11,250   $        -
        2 Paul, Hastings, Janofsky & Walker LLP       03/14/2001          26,550                -              26,550         69,790
        3 Reid & Riege, P.C.                          05/16/2001          17,289                -              17,289            -
        4 Zeisler & Zeisler, P.C.                     12/06/2000          36,440                -              34,572         26,869
        5                                                                    -                  -                 -              -
                                                                                     --------------     -------------   ------------
        6 TOTAL PAYMENT TO PROFESSIONALS                                             $        3,750     $      89,661   $     96,659
                                                                                     ==============     =============   ============



                        POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    --------------------------------------------------------------------------------------------------------------------------------
                                                                    SCHEDULED
      NAME OF CREDITOR                                           MONTHLY PAYMENT     AMOUNTS PAID     TOTAL UNPAID
                                                                       DUE         DURING THE MONTH   POSTPETITION
        1 IRVINE INDUSTRIAL COMPANY(ASSIGNED TO T-TECH LABS, INC)       -         $             -    $           -
        2 CROWN POINTE LLC                                              -                       -                -
        3 EOP OPERATING L.P.(ASSIGNED TO SABA SYSTEMS)                  -                       -                -
        4 FINOVA LOAN ADMINISTRATION(ILC)                            $1,295                   1,295              -
        5 CONNVIEW                                                   $12,036                 12,036              -
        6 BSB LEASING (FORMERLY AMERILEASE)                          $4,037                   8,073              -
        7 INTEL FINANCIAL SERVICES                                   $4,726                   4,726              -
        8 IOS CAPITAL                                                $1,573                     -              1,573
        9 LUCENT TECHNOLOGIES                                        $16,372                 16,372              -
       10 VIDEO & SOUND SERVICES(ASSIGNED TO SABA SYSTEMS)             -                        -                -
       11 IBM CORPORATION                                            $1,363                   1,363              -
          IBM CORPORATION (Pending Acceptance of Equipment)          $1,941                     -                -
       12 T-TECH HOLDING CO.                                         $11,967                  11,967             -
                                                                                 ------------------------------------
          TOTAL                                                                   $           55,832 $         1,573
                                                                                  ================== ===============

--------------------------------------------------------------------------------
CASE NAME: INFORMATION MANAGEMENT      CASE NUMBER: 00-33268     ACCRUAL BASIS
             ASSOCIATES, INC.
--------------------------------------------------------------------------------

------------------
  QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL        X
      COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A            X
      DEBTOR IN POSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNT, NOTES, OR LOANS) DUE        X
      FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS            X
      REPORTING PERIOD?
--------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY       X
      PARTY?
--------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
--------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?           X
--------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
--------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?             X
--------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?      X
--------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                        X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Question 1-Certain leasehold improvements, furniture and fixtures were abandoned or sold resulting from the court approved rejection of real estate leases in Chicago, IL and Atlanta, GA.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                        YES  NO
--------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY   X
      INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID IN EFFECT?                           X
--------------------------------------------------------------------------------
3.    PLEASE ITEMIZE BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
                                                                 PAYMENT AMOUNT
     TYPE OF POLICY            CARRIER         PERIOD COVERED     & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------